UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2022

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Global Market
8.625% Senior Notes due 2026	HROWL	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company ☐

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On September 21, 2022, Harrow Health, Inc. (the “Company”) entered into a Second Amendment (the “Amendment”) to its loan and security agreement (the “Melt Loan”) previously entered into on September 1, 2021 and amended on April 8, 2022, with Melt Pharmaceuticals, Inc., as borrower (“Melt”). The Amendment provides for:

Maturity. The maturity date by which all amounts owed under the loan agreement are payable was extended to June 1, 2023, however the maturity date can be extended further to September 1, 2026 following a qualified financing of at least $10,000,0000, unless otherwise accelerated pursuant to the terms of the loan agreement.

Except as expressly amended pursuant to the Amendment or referenced therein, the loan agreement, as amended, and related loan documents remain unchanged and in full force and effect.

The foregoing is a summary description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, which the Company expects to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2022.

Item 8.01 Other Events.

On September 21, 2022, Melt filed a registration statement on Form S-1 with the United States Securities and Exchange Commission related to an initial public offering of Melt’s common stock in an underwritten offering (the “IPO”). The registration statement contains, among other things, a description of Melt’s business, financial statements and strategic plans. The Company owns three million five hundred thousand (3,500,000) shares of Melt common stock. At the time of the IPO, the Company expects to settle ten million dollars ($10,000,000) of the principal balance of the Melt Loan into Melt common stock at the price of the IPO, net of any underwriting discounts. The Company will continue to retain a security interest in substantially all of Melt’s personal property, rights and assets, including intellectual property rights, to secure the remaining principal balance and payments due under Melt Loan.

This Current Report on Form 8-K shall not constitute an offer to sell or solicitation of an offer to buy any securities.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Item	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: September 22, 2022	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer